Income taxes	6 Months Ended
Jun. 30, 2017
Income Tax Disclosure [Abstract]
Income taxes

9. Income taxes

(a) Effective tax rate

Our effective income tax rate (“ETR”) was 59.0% in the first six months of 2017 compared to 43.8% in the first six months of 2016. The ETR was different from the statutory tax rate of 25% due to the effects of the land appreciation tax (“LAT”), the corporate income tax (“CIT”) benefit of LAT, outside basis differences and changes in unrecognized tax benefits. The change in the effective income tax rate is primarily due to a LAT rebate of approximately US$9.1 million during the six months ended June 30, 2016 related to a completed project that was liquidated and settled with the local tax bureaus on favorable terms.

(b) Liability for unrecognized tax benefit

The following table summarizes the activity related to the Group’s unrecognized tax benefits:

US$
Balance as of December 31, 2016 (Audited)	20,491,988
Movement in current year due to foreign exchange rate fluctuation (unaudited)	1,779
Balance as of June 30, 2017 (Unaudited)	20,493,767

The current year movement in the liability for unrecognized tax benefits of US$1,779 was caused by the US$-RMB exchange rate, and therefore was recorded as other comprehensive income arising from foreign currency translation.

On January 1, 2017, the Group adopted Accounting Standards Update (“ASU”) No. 2015-17 Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes and classified deferred tax assets and liabilities as noncurrent on the consolidated balance sheets for all periods presented.